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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1998 appearing on page F-1 of Mercury Interactive Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.



/s/  PRICE WATERHOUSE LLP

San Jose, California
August 21, 1998